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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)            May 2, 1997
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                                  HALIS, Inc.
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             (Exact name of registrant as specified in its charter)


Georgia                                0-16288                58-1366235
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(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                          Identification No.)


9040 Roswell Road, Suite 470, Atlanta, Georgia                         30350
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(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code         (770)641-5555
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                                Not applicable
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         (Former name or former address, if changed since last report)





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Pursuant to an Agreement and Plan of Merger and Reorganization, dated as of May 2, 1997 (the "Merger Agreement"), by and among HALIS, Inc. (the "Company"), TG Marketing Systems, Inc., a Georgia corporation ("TGM"), TG Marketing Systems Acquisition Co., a newly-formed Georgia corporation and a wholly-owned subsidiary of the Company (the "Subsidiary"), and Joseph H. Neeley, the sole shareholder of TGM ("Neeley"), on May 2, 1997 the merger of TGM with and into the Subsidiary (the "Merger") was consummated. Immediately after consummation of the Merger, the corporate name of the Subsidiary was changed to "TG Marketing Systems, Inc." It is anticipated that the Subsidiary will continue the software business of TGM. Upon consummation of the Merger, Neeley, in his capacity as the sole shareholder of TGM, was issued an aggregate of 2,388,060 shares of the Company's Common Stock.

         In connection with the Merger, the Subsidiary entered into an employment agreement with Neeley providing for the employment of Neeley as President of the Subsidiary for a term of two years at an annual base salary of $150,000. In addition, in connection with the consummation of the Merger, the Company granted options to purchase an aggregate of 500,000 shares of the Company's Common Stock to certain employees of TGM at an option price of $1.50 per share.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)     Financial Statements of Business Acquired:

         At the present time, it is impractical to provide the required financial statements for TGM as required by this Item 7 of Form 8-K. The Company will file such required financial statements under cover of Form 8-K/A as soon as practicable, but not later than July 18, 1997 (60 days after this Report is required to be filed).

         (b)     Pro Forma Financial Information:

         At the present time, it is impractical to provide the pro forma financial information relative to the TGM acquisition as required by Item 310 of Regulation S-B and this Item 7 of Form 8-K. The Company will file such pro forma financial information under cover of Form 8-K/A as soon as practicable, but not later than July 18, 1997 (60 days after this Report is required to be filed).

         (c)     Exhibits:

         2.1 Agreement and Plan of Merger and Reorganization, dated as of May 2, 1997 among HALIS, Inc. and TG Marketing Systems, Inc., TG Marketing Systems Acquisition Co. and Joseph H. Neeley.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HALIS, INC.



                                          By:   /s/ Larry Fisher
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                                             Larry Fisher, President

Dated:   May 2, 1997
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                                 EXHIBIT INDEX


    Exhibit                                                                                     Sequential
    Number                               Description of Exhibit                                 Page No.
    ------                               ----------------------                                 --------
     2.1       Agreement and Plan of Merger and Reorganization, dated as of May 2, 1997 among HALIS, Inc. and TG Marketing Systems, Inc., TG Marketing Systems
               Acquisition Co. and Joseph H. Neeley.
